SETTLEMENT AGREEMENT AND RELEASES

      THIS SETTLEMENT AGREEMENT AND RELEASES ("Agreement") is made and entered into this 28th day of April, 2004, by and between Recom Managed Systems, Inc., Mitchell J. Stein, ARC Finance Group LLC, and Tracey Hampton-Stein, on the one hand ("Recom"), and Rex Julian Beaber ("Beaber"), on the other hand. The parties hereto acknowledge, recite and agree that Mitchell J. Stein, ARC Finance Group and Tracey Hampton-Stein ("releasors and releasees") are named as parties to this Agreement solely for the purpose that Beaber wishes to expressly provide herein that the releasors and releasees are not only releasing Beaber from any liability (as set forth in the mutual general releases below) but also that Beaber is also releasing the releasors and releasees from any liability as well (as set forth in the mutual general releases below). The parties hereto acknowledge, recite and agree that nothing in this Agreement shall create any obligation, right, duty or responsibility on the part of the releasors and releasees other than to abide by the Mutual General Releases set forth in Exhibit A attached hereto.

                                    RECITALS

      WHEREAS the parties are currently engaged in active litigation in which Beaber has sued Recom, among other parties, and in which Recom has sought to have the suit dismissed on a number of grounds as well as having requested monetary sanctions against Beaber.

      WHEREAS this Agreement was drafted jointly by the parties, by sophisticated and experienced attorneys;

      WHEREAS the Beaber lawsuit related, in part, to certain shares of Recom which were acquired by Beaber out of the total shareholdings of ARC Finance Group LLC pursuant to a settlement agreement, dated October 30, 2002, which is attached to the Beaber Lawsuit (hereinafter, the "Beaber-Stein Agreement");

      WHEREAS the Beaber Shares consisted of 450,000 shares, including 150,000 shares initially acquired by Beaber pursuant to the Beaber-Stein Agreement (certificate No. 2380 (CUSIP 75623Q 20 0), and an additional 300,000 shares acquired by Beaber pursuant to a stock split, and issued to him on or around April 14, 2003 (certificate No. 2426 (CUSIP 75623Q 20 0) (hereinafter, the "Beaber Shares");

      WHEREAS, as set forth above, Beaber requests that Mitchell J. Stein, Tracey Hampton-Stein, and ARC Finance Group LLC be signatories to this Agreement solely for purposes of assuring they and Beaber are mutually bound against the other to the mutual general releases;

      NOW, THEREFORE, in consideration of the promises, mutual covenants and obligations set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

      1. Dismissal; Mutual General Releases. Beaber shall immediately dismiss with prejudice all lawsuits currently on file against Recom. Recom shall immediately inform the Court that all motions it currently has on file appertaining or relating to Beaber are withdrawn and taken off calendar. The parties hereto further agree to be bound by the Mutual General Releases appended hereto as Exhibit "A," and further agree that - by executing this Agreement and entering into the Mutual General Releases, Exhibit "A" - no party hereto, and no party related to any party hereto or released hereby as more fully set forth in Exhibit "A," shall have any liability to the other.


Initials:_______________________________

      2. Registration of 80,000 of the Beaber Shares. Recom shall include 80,000 of Beaber's Shares in its current Registration Statement that was initially filed on January 2, 2004 with the Securities and Exchange Commission. The parties hereto understand and agree that Recom does not control whether, when or if, the SEC will approve any registration statement Recom may file in connection with its shares. All parties are sophisticated and agree to bear the inherent risk posed in connection with such registration process. Upon SEC approval of the registration of Beaber's 80,000 shares, and subject to the cancellation of the remaining balance of the Beaber Shares referenced in paragraph 3 below, Recom shall immediately deliver to Beaber one Recom share certificate for 80,000 Recom common shares without any restrictive legend, and not subject to any trading restrictions whatsoever except those set forth herein. Beaber shall immediately deposit the 80,000 Recom share certificate into his Schwab account and shall be required to permit the transfer of 55,000 of the registered shares to Charles Schwab to close a previously executed sale of 55,000 shares that has been represented by Beaber to have occurred but that Recom has no direct knowledge of. Beaber may not utilize the 55,000 shares for any other purpose but to satisfy his obligation to provide Schwab with 55,000 Recom shares. That is, he may not sell or transfer the shares for the profit of himself or anyone else. With respect to the remaining balance of 25,000 registered shares, Beaber shall be entitled to sell no more than 3000 shares per week. Beaber acknowledges that the 3000 shares per week trading restriction is a reasonable limitation upon his rights, and agrees to execute any documents Recom may require to effectuate and enforce the trading restriction.

      3. Cancellation of Beaber's Remaining Shares. Excluding the 80,000 shares to be registered by Recom as set forth in paragraph 2 above, the remaining balance of the Beaber Shares - to wit: 449,000 minus 80,000, or a total remaining balance of 369,000 shares - are hereby stipulated by Beaber to be cancelled, annulled, and of no further force and effect whatsoever but if and only if Recom satisfies the following condition: Recom must either (a) deliver the 80,000, registered shares, to Beaber, in the manner set forth above or (b) cause to be delivered to Beaber free trading, legendless, unrestricted, shares in the total amount of 80,000 shares. Upon Recom satisfying either condition a or b, above, all conditions shall have been satisfied for the cancellation of the remaining shares and such cancellation of the Beaber Shares shall be automatically effective without the necessity of any further action on the part of any party. In the event Recom avails itself of condition (b), i.e., delivering a new set of free trading shares in the amount of 80,000 shares of Recom, then the cancellation shall not be for 369,000 shares but - rather - shall be for 449,000 shares in that Beaber would under such circumstances be receiving new shares unrelated to the shares currently held as the Beaber Shares. Beaber agrees that upon Recom satisfying condition (a) or condition (b), Beaber shall execute all necessary documents that may be requested by Recom to effectuate the cancellation of the Beaber Shares as set forth above, and Beaber agrees that as a condition to receiving the 80,000 free-trading shares under condition (a) or (b) above, he shall as a condition precedent assure delivery to Recom of all certificates making up the Beaber Shares to which Recom is entitled to hereunder.

      4. Warrant. Recom shall and hereby does issue to Beaber a warrant to purchase 250,000 shares of Recom's common stock, in the form attached hereto as Exhibit B, at the market price as of closing of market on the Friday immediately preceding the date of this Agreement.

      5. Piggy Back Registration Rights. Upon the exercise of his warrant, Recom shall grant Beaber "piggy back" registration rights pursuant to the "Piggy Back Registration Rights Agreement" attached hereto as Exhibit C.

      6. No Admission of Liability. The parties acknowledge and agree that no party, by providing the consideration described above or by entering into this Agreement, has admitted to any unlawful or improper conduct or liability to any party. The parties further understand and agree that this Agreement shall not be admissible as evidence in any federal, state or administrative proceeding, except that this Agreement may be submitted to any appropriate court of competent jurisdiction in an action to enforce or interpret the terms of this Agreement or to impeach any party contradicting the recitals or provisions of this Agreement.


Initials:_______________________________

      7. Voluntary Execution. The parties hereby acknowledge that each is executing this Agreement voluntarily and of its own free will and that each fully understands the terms of this Agreement, has conducted its own due diligence, and that each party has had an opportunity to and did discuss the terms and implications thereof with legal counsel. Each of the parties hereto acknowledge that no other party, nor any agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce him/it to execute this Agreement in reliance upon any such promise, representation, or warranty not contained herein.

      8. No Assignment of Claims. Each party hereto represents and warrants that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any claims, actions, complaints, counter-complaints, cross-complaints, choses in action, causes of action, obligations, costs, expenses, attorneys' fees, damages, losses, revenues, profits, liabilities, rights, and/or interests, or any part or provision thereof, referred to herein. Each party hereto agrees to indemnify and hold harmless the other parties, against any claims, actions, complaints, counter-complaints, cross-complaints, choses in action, causes of action, obligations, costs, expenses, attorneys' fees, damages, losses, revenues, profits, liabilities, and demands (including the payment of attorneys' fees and costs actually incurred, whether or not litigation be commenced), based on or arising out of or in connection with any such transfer or assignment or purported or claimed transfer or assignment.

      9. Notices. Any notice required to be provided herein shall be directed as follows:

                  If to the Recom Parties:

                  Recom Managed Systems, Inc.
                  4705 Laurel Canyon Boulevard
                  Second Floor
                  Studio City, California  91607

                  Luan K. Phan, Esq.
                  PAZ & PHAN LLP
                  1801 Avenue of the Stars, Suite 825
                  Los Angeles, CA  90067

                  If to Rex Julian Beaber:

                  Rex Julian Beaber, Esq.
                  1546 Calmar Court
                  Los Angeles, CA 90024

The parties hereto may change, alter or modify the foregoing notification directives by sending a written notice of the change sent certified mail return receipt requested to all addressees of the other party.

      10. Confidentiality. The parties agree that the terms and conditions of this Agreement are confidential and shall not be disclosed to any persons or entities by the parties, their respective legal representatives, subsidiaries, parent corporations, affiliates, officers, directors, shareholders, beneficiaries, successors, heirs, licensees, assigns, agents, servants and employees.

      11. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the State's conflict of laws principles. Any dispute between the parties arising out of or related to this Agreement shall be submitted to binding arbitration administered by, and pursuant to the rules of, the American Arbitration Association ("AAA") in the County of Los Angeles, State of California, with the expenses of the arbitration to be shared equally by the parties, subject to the arbitrator's authority to apportion such expenses in favor of the prevailing party under applicable law. Judgment upon any AAA award may be entered in any court having jurisdiction and shall be final and not subject to appeal or collateral attack of any kind.


Initials:_______________________________

      12. Entire Agreement, Amendments and Waiver. This Agreement constitutes the entire Agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations and understandings -- whether oral, written or both -- of the parties with respect to the subject matter hereof. In the case of this particular Agreement, there have been no prior or contemporaneous agreements, representations and understandings between or among the parties hereto, and the only agreement that formed the topic of negotiations and discussions is contained herein. The parties agree that this Agreement may not be modified and that no attempted modification by the parties shall be binding upon either party hereto unless contained in a written instrument executed by the party to be charged. Accordingly, this Agreement may not be so modified by a writing that is unsigned by the party to be charged and this Agreement may not be modified by any oral amendment, oral agreement or other oral modification. In fact, any oral amendment or written modification that remains unsigned by the party to be charged is invalid in that the parties intend that there is no consideration for any future promises that are not contained in writing and the parties hereto specifically agree that this be the case.

      13. Assignment. Neither this Agreement, any portion hereof nor any rights hereunder may be assigned or transferred by any party hereto. This Agreement shall be binding upon and shall inure to the benefit of the legal successors to any party hereto.

///

///

///

      IN WITNESS WHEREOF, the parties hereto have themselves, or through their duly authorized representatives, executed this Agreement, as of the date first set forth above, such execution occurring and existing at the conclusion of all Schedules appended hereto.


RECOM MANAGED SYSTEMS, INC.
A Delaware Corporation

By: /s/ Marvin H. Fink
    ----------------------------------
     MARVIN H. FINK
     Chief Executive Officer

By: /s/ Raul Silvestre
    ----------------------------------
     RAUL SILVESTRE
     General Counsel

By: /s/ Rex Julian Beaber
    ----------------------------------
       REX JULIAN BEABER
         Individually

By: /s/ Mitchell J. Stein
    ----------------------------------
       MITCHELL J. STEIN
         Individually

By: /s/ Tracey Hampton-Stein
    ----------------------------------
       TRACEY HAMPTON-STEIN
         Individually

ARC FINANCE GROUP LLC

By: /s/ Tracey Hampton-Stein
    ----------------------------------
       Tracey Hampton-Stein
       Manager


Initials:_______________________________

                                   EXHIBIT "A"

                        Mutual General Release Provisions

      I.    Mutual General Releases.

            a.    By Beaber:

            Beaber does hereby forever and finally release, relieve. acquit, remise, absolve and discharge Recom and its respective past and present employees, officers, partners, associates, members, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, former spouses and significant others, including, without limitation, Mitchell J. Stein and Tracey Hampton-Stein, as well as any and all "Parties and Participants" named in the Complaint in the Beaber Action filed on March 11, 2004 (collectively "Recom Released Group") from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature whether known or unknown, suspected or unsuspected, contingent or fixed, that Beaber may have against the Recom Released Group based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment form the beginning of time to the last date of execution hereof, including, without limitation, matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time to and including the last date of execution hereof. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

            b. By Recom, Mitchell J. Stein, ARC Finance Group LLC, and Tracey Hampton-Stein:

            Recom, Mitchell J. Stein, ARC Finance Group LLC, and Tracey Hampton-Stein, for themselves and, as applicable, for their past and present employees, affiliates, attorneys, partners, subsidiaries, related companies, joint venture partners, directors, agents, representatives, shareholders, and those who at any time purport for any reason to be acting in association with them or on their behalf, (collectively "Recom Releasing Group"), does hereby forever and finally release relieve, acquit, remise, absolve, and discharge Beaber from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions, and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Recom Releasing Group may have against Beaber based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the last date of execution hereof, including, without limitation, matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time to and including the last date of execution hereof. Each person released by operation of this Agreement is and intended third part beneficiary of this Agreement.

      c. As used herein, the term "related companies" shall mean any person or company that a person releasing by operation of this Agreement has an ownership interest in or legal affiliation with, whether that interest or legal affiliation is held or reflected as a partnership interest (in the case of a partnership), a membership interest (in the case of a limited liability company), a stock interest (in the case of a corporation), a joint venture interest being the intention of the parties that all companies related to the parties to this Agreement, or related to the persons released hereby, shall be fully protected and released by reason of this Agreement.

      d. The parties hereto intend that the releases set forth above shall be read in their broadest sense, and all parties remotely or arguably subject to a class of persons released hereby shall conclusively deemed to be released hereby.


Initials:_______________________________

      II. Finality and Scope of Releases. The parties hereto acknowledge and agree that it is their intention, through this Agreement and the releases set forth in this Schedule "A," to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, may exist or heretofore, have existed or may hereafter exist. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved party, excepting any such claims or causes of action arising out of the affirmative obligation contained in the body of the Agreement.

      III. Releases of Unknown or Unsuspected Claims. THE PARTIES HAVE BEEN INFORMED BY THEIR RESPECTIVE ATTORNEYS AND ADVISORS ABOUT CALIFORNIA CIVIL CODE
SECTION 1542, AND THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH AND HEREBY EXPRESSLY WAIVE THE PROVISIONS OF THIS SECTION, AND ANY SIMILAR STATUTE, CODE, LAW OR REGULATION OF ANY STATE IN THE UNITED STATES TO THE FULLEST EXTENT THAT THEY MAY WAIVE SUCH RIGHTS AND BENEFITS. SECTION 1542 OF THE CALIFORNIA CIVIL CODE PROVIDES:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

      IV. Final Accord and Satisfaction. This Agreement and the releases contained herein are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto, and each party to this Agreement expressly relies on the finality of this Agreement as a substantial, material factor inducing that party's execution of this Agreement.

      V. The Effect of Discovery of Different or Additional Facts. With specific respect only to the Mutual General Releases set forth in this Schedule "1," the parties hereto acknowledge and agree as follows:

      They are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true, or related or associated parities in addition to or different from those which are listed herein and which the parties believe to exist, pertaining to the matters released herein. Nevertheless, it is the intention of the parties hereto, through this Agreement and the releases herein, to fully, finally, and forever settle and release all such matters, and all claims and parties related thereto, which do now exist, may exist in the future or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters and parties, notwithstanding the discovery or existence of any such additional or different claims or facts or parties related thereto by the parties hereto. In entering into these releases, the parties hereto are not relying upon any statement, representation, inducement or promise of any other parties, except as expressly stated in this Agreement. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved parties.


Initials:_______________________________

      VI. Assumption of Risks. With specific respect only to the Mutual General Releases set forth in this Exhibit "A" the parties hereto acknowledge and agree as follows:

      That no facts or representations are ever absolutely certain; accordingly, each party hereto assume the risk of any misrepresentation, concealment or mistake, and if any party hereto should subsequently discover that any fact the said party relied upon in entering into this Agreement was untrue, or that any fact was concealed from that party, or that any understanding of the facts or the law was incorrect, said party shall not be entitled to set aside this Agreement by reason thereof, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. This Agreement and the releases contained herein are intended to be final and binding upon the parties hereto, and each of them, and is further intended to be effective as a full and final accord and satisfaction among the parties hereto, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. Each party relies upon the finality of this Agreement and the releases herein as a material factor inducing the party's execution of this Agreement.

      VII. Generality and Specificity of Releases; Covenant Not to Sue or Make Claims. With specific respect only to the Mutual General Releases set forth in this Schedule "1" the parties hereto acknowledge and agree as follows:

      The parties hereto intend these Mutual General Releases to be construed in the broadest possible terms so that the effect of this Agreement is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or indeed in any manner and for any reason, under any theory of fact, under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability and indeed for any of the disputes set out in any of the recitals set forth above.

      VIII. Incorporation by Reference. All provisions of the foregoing Agreement are incorporated by reference as though fully set forth at length.


                                        Initials:_______________________________


Settlement Agreement and Releases

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       of
                           RECOM MANAGED SYSTEMS, INC.
                             A Delaware Corporation


      THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT OR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.


Warrant No.: To Be Identified by Company                          April 28, 2004
                                                         Los Angeles, California


THIS CERTIFIES THAT, for value received, Rex Julian Beaber, Esq. (the "Holder") is entitled to subscribe for and purchase from RECOM MANAGED SYSTEMS, INC., a Delaware corporation (the "Company"), 250,000 (two hundred fifty thousand) shares of the Company's Common Stock (as adjusted pursuant to Section 2 hereof) (the "Warrant Shares") at the purchase price of $7.90 (seven dollars and ninety cents) per share (as adjusted pursuant to Section 2 hereof) (the "Exercise Price"), upon the terms and subject to the conditions hereinafter set forth:

      Exercise Rights.

            Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time after August 1, 2004, in whole or in part, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer, or delivery of a check payable to the order of the Company, or any combination of the foregoing, to the principal offices of the Company. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 1. Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

            Fair Market Value. For purposes of this Section 1, if and as applicable, the "Fair Market Value" of the Common Stock shall have the following meanings:

                  If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of a share of Common Stock shall be as determined in good faith by the Board of Directors (the "Board of Directors") of the Company as of the date of exercise.

                  If the Common Stock is listed for trading on a national
            securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the closing price quoted on the principal securities exchange on which the Common Stock is listed for trading, or if not so listed, the average of the closing bid and asked prices for Common Stock quoted on the national market system on which Common Stock is admitted for trading, each as published in the Western Edition of The Wall Street Journal, in each case for the ten trading days prior to the date of exercise pursuant to clause (b) of Fair Market Value for Common Stock in accordance herewith.

            Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

                  the Company shall have received an Investment Representation
            Statement, in the form attached as Exhibit B hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and

                  each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

            Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable on July 31, 2007.

            Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

            Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

            Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

            Conditional Exercise. The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon the closing of a registered secondary offering or an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect. For the purposes hereof, the Fair Market Value for the purposes of Section 1(b) hereto shall be the price to the public in the case of a registered secondary offering and in the case of an acquisition of the Company shall be the value of the consideration payable or issuable to the holders of the Company's Common Stock.

            Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than those imposed under applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Certificate of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

      Adjustment Rights.

            Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  Merger. If at any time there shall be a merger or
            consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

                  Stock Splits, Dividends, Combinations and Consolidations. In
            the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

            Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

      Transfer of Warrant.

            Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this
      Section 3; provided, however, that the Company shall waive the provisions of Section 3(b)(ii), below, and shall consent to the transfer of this Warrant, if the Holder of the Warrant would otherwise be permitted to transfer the Warrant Shares in accordance with State and Federal Securities Laws. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto.

            Additional Conditions to Transfer of Warrant. Unless there is a registration statement declared or ordered effective by the Commission under the Securities Act which includes this Warrant, this Warrant may not be transferred unless and until:

                  the Company receives an Investment Representation Statement, in the form attached as Exhibit D hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and
                        the Company receives a written notice from the Holder
                  which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder's legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act or such securities may be transferred in accordance with Rule 144(k). Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder issue new securities in the name of the Holder not bearing the legends required under Section 1(c)(ii). In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144(k).

      No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect to the shares of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

      Miscellaneous.

            Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

            Dispute Resolution.

            Negotiation. In the event of any dispute, controversy or claim arising out of or relating to this Warrant, representatives of the parties will meet in a location chosen by the party initiating the negotiation not later than ten business days after written notice from one party to the other of such dispute and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within 30 business days from the date of such notice, the matter may be submitted by either party to arbitration as provided for in Section 5(b)(ii), below.

            Arbitration.

            Any dispute, controversy or claim between or among any of the parties hereto arising out of or relating to this Warrant or the breach, termination or invalidity thereof, including any dispute as to whether any dispute is subject to arbitration, which has not been resolved after good faith negotiations pursuant to subsection 5(b)(i) hereof will be settled by binding arbitration administered by the American Arbitration Association in accordance with its then current Commercial Arbitration Rules except as provided herein.

            Any arbitration will be conducted in a location in the metropolitan area of the party responding to the action by a three person arbitration panel. The three person arbitration panel will consist of one party arbitrator selected by the Company, one party arbitrator selected by the Holder, each of whom will be named within ten business days of the demand for arbitration, and one neutral arbitrator selected by the first two arbitrators. If the two party appointed arbitrators cannot agree on the neutral arbitrator within ten business days of the selection of the last party appointed arbitrator, the American Arbitration Association will appoint the neutral arbitrator, who will act as chairperson. In the event of a vacancy with respect to an arbitrator, the vacancy will be filled within ten business days of notice of the vacancy in the same manner and subject to the same requirements as are provided for in the original appointment to that position. If the vacancy is not filled within ten business days, the American Arbitration Association will make the appointment.

            It is the intent of the parties to avoid the appearance of impropriety due to bias or partiality on the part of the neutral arbitrator. Accordingly, prior to his or her appointment, such neutral arbitrator will disclose to the parties and the other members of the tribunal, any financial, fiduciary, kinship or other relationship between the neutral arbitrator and any party or its counsel. Any party will have the right to challenge in writing the appointment of the neutral arbitrator on the basis of and within five days of such disclosure. In the event of a challenge, the American Arbitration Association will uphold or dismiss the challenge and its decision will be conclusive.

            The law applicable to the validity of the arbitration clause, the conduct of the arbitration, including the resort to a court for interim relief, enforcement of the award or any other question of arbitration law or procedure will be the United States' Federal Arbitration Act, 9 U.S.C. ss. 1 et seq. The parties shall be entitled to engage in reasonable discovery including requests for the production of all relevant documents and a reasonable number of depositions. The arbitration panel shall have the sole discretion to determine the reasonableness of any requested document production or deposition. It is the intent of the parties that a substantive hearing be held as soon as practicable after the appointment of the neutral arbitrator or the rejection of a challenge thereto, whichever occurs later. The presentation of evidence will be governed by the federal Rules of Evidence. A stenographic record of all witness testimony will be made.

            Any award, including any interim award, made will be made by a majority of the arbitrators applying the substantive law of California and will (i) be in writing and state the arbitration panel's findings of fact and conclusions of law, (ii) be made promptly, and in any event within 60 days after the conclusion of the arbitration hearing; and (iii) be binding against the parties involved and may be entered for enforcement in any court of competent jurisdiction.

            Fifty percent of the costs of any arbitration proceeding (e.g., arbitrators, court reporter and room rental fees) will be borne by the Company with the remaining 50% to paid by the other party to the dispute. However, each party will pay its own expense, including attorneys' and other professionals' fees and disbursements.

            The arbitration provision set forth in this Section 5(b)(ii) will be a complete defense to any suit, action or proceeding instituted in any court with respect to any matter arbitrable under this Warrant, except that judicial intervention may be sought in accordance with Section 5(b)(iii) hereof.

            No Waivers; Interim Relief. The parties mutually acknowledge that an award of damages may be inadequate to remedy any breach hereof and that injunctive relief may be required. Therefore, (i) a party may request a court of competent jurisdiction to provide interim injunctive relief in aid of arbitration or to prevent a violation of this Warrant pending arbitration, and any such request will not be deemed a waiver or breach of the obligations to arbitrate set forth herein and (ii) the arbitrators may order equitable relief where they deem it appropriate and the parties agree that any interim relief ordered by the arbitrators may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.

            Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

            Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

            Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 4705 Laurel Canyon Blvd., Suite 203 California 91607, Attn: General Counsel, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

      Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

            Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant. The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.


                               RECOM MANAGED SYSTEMS, INC.
                               a Delaware corporation

                               By:   /s/ Marvin H. Fink
                                     -------------------------------------
                                     Marvin H. Fink
                                     President and Chief Executive Officer

                                    EXHIBIT A

                             NOTICE OF CASH EXERCISE

TO:      [_________]

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Recom Managed Systems, Inc., a Delaware corporation (the "Company"), pursuant to the terms of Warrant No. W-{___}, issued {_____}, 2004 to and in the name of Rex Julian Beaber, Esq., a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2. Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

______________________________        _________________________________
           (Name)                                  (Name)

______________________________        _________________________________


______________________________        _________________________________
         (Address)                                  (Address)


3. The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned has executed an Investment Representation Statement with certain representations and warranties, in the form attached as Exhibit B to the Warrant, concurrently herewith.



Date: _________           Rex Julian Beaber, Esq.



                          By:  _________________________________________________
                               (Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER           :    Rex Julian Beaber, Esq.
SELLER              :    Recom Managed Systems, Inc.

COMPANY             :    Recom Managed Systems, Inc.

SECURITY            :    COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO.
                          W-{____}, ISSUED ON {____}, 2004

AMOUNT              :    200,000 SHARES

DATE                :    ________________________


The undersigned hereby represents and warrants to Recom Managed Systems, Inc., a Delaware corporation (the "Company"), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date: _________             Rex Julian Beaber, Esq.


                            By:  _______________________________________________
                                (Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

                                    EXHIBIT C

                               NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. W-{_____}, issued on {____}, 2004 to and in the name of Rex Julian Beaber, Esq., to purchase 200,000 shares of Common Stock of Recom Managed Systems, Inc., a Delaware corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.


Date: _________             Rex Julian Beaber, Esq.


                            By: ________________________________________________
                                (Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

                            ____________________________________________________

                            ____________________________________________________
                                                  (Address)

Signed in the presence of:

_________________________________________

                                   EXHIBIT D

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER           :    __________________________
TRANSFEROR          :    Rex Julian Beaber
COMPANY             :    Recom Managed Systems, Inc.
SECURITY            :    Warrant no. W-{___} issued on {____}, 2004
AMOUNT              :    __________ SHARES
DATE                :    ________________________


The undersigned hereby represents and warrants to Recom Managed Systems, Inc., a Delaware corporation (the "Company"), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company, and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: _________                      By:________________________________________

                                     Name: _____________________________________

- THIS AGREEMENT DRAFTED JOINTLY BY REX BEABER AND RECOM MANAGED SYSTEMS, INC. -


                          PIGGYBACK REGISTRATION RIGHTS

                                    AGREEMENT

      THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT (hereinafter referred to as the "Agreement"), is entered into effective as of the 28th day of April, 2004, by and between Recom Managed Systems, Inc., a corporation authorized and existing pursuant to the laws of the state of Delaware (the "Corporation"), and Rex Julian Beaber, Esq. ("Beaber").

                              W I T N E S S E T H:

      WHEREAS, Beaber entered into that certain settlement agreement dated April 28, 2004 by and between the Corporation and Beaber; and

      WHEREAS, in partial consideration for the Settlement, the Corporation issued to Beaber a Warrant (the "Beaber Warrant") to purchase Two Hundred Fifty Thousand (250,000) shares of duly authorized, validly issued, fully paid and nonassessable Common Stock of the Company, par value $0.01 per share, (the "Warrant Shares") at the purchase price of seven dollars ninety cents ($7.90) per share, as more fully set forth in the Beaber Warrant; and

      WHEREAS, the Corporation and Beaber desire to make conditional provisions for the registration of the securities to be issued upon exercise of the Beaber Warrant as set forth herein, if the same be necessary.

      NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants, representations, warranties and Agreements herein contained, the parties hereto agree as follows:

                                    Section I

                                   Definitions

      1.1 As used in this Agreement, the following capitalized terms shall have the following meanings:

            "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

            "GAAP" means generally accepted accounting principles, as in effect from time to time in the United States, consistently applied

            "Holder" means Beaber, or any assignee of Beaber.

            "Common Shares" means the common equity shares of the Corporation.

            "Person" means a natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

            "Prospectus" means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

            "Registration" means the registration described in Section 2 hereof.

            "Registrable Securities" means the Warrant Shares, owned by the Holder, and any securities issued or issuable with respect to such Common Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

- THIS AGREEMENT DRAFTED JOINTLY BY REX BEABER AND RECOM MANAGED SYSTEMS, INC. -


            "Registration Statement" means the registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

            "Restricted Stock" means any shares of Common Stock of the Corporation issued to Holder for which a Registration Statement has not become effective.

            "Securities Act" means the Securities Act of 1933, as from time to time amended.

            "Selling Holder" means any holder of Restricted Stock who exercises any Registration Rights granted hereunder.

            "Share" means the common stock in the Corporation and includes any options, warrants or other rights to purchase Shares and securities of any type whatsoever that are, or may become, convertible into Shares with the number of any Shares which is an option, warrant, right or convertible security being the number of such Shares which would result upon the immediate exercise of such option, warrant or right of conversion of such convertible security, without regard as to when such option, warrant or right may in fact be exercised or such convertible security may in fact be converted.

            "Warrant" means the Beaber Warrant or any warrant to purchase shares of Common Stock of the Corporation issued to Holder in exchange therefor.

            "Warrant Shares" mean any and all shares of Common Stock issued or issuable upon exercise of the Warrant.

                                   Section II

                          Piggyback Registration Rights

      2.1 After August 1, 2004, if the Investor exercises any portion of the Warrant, and thereafter the Corporation proposes to file a brand new registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act applies or an offering of securities solely to the Corporation's existing shareholders), then the Corporation shall in each case give written notice of such proposed filing to the Holder as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer each Holder the opportunity to register such number of shares of Restricted Stock as such Holder may request. Each Holder desiring to have Restricted Stock included in such registration statement shall so advise the Corporation in writing within 10 business days after the date on which the Corporation's notice is so given, setting forth the number of shares of Restricted Stock for which registration is requested. If the Corporation's offering is to be an underwritten offering, the Corporation shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Holders of the Restricted Stock requested to be included in the registration for such offering to include such Restricted Stock in such offering on the same terms and conditions as any similar securities of the Corporation included therein. The right of each Holder to registration pursuant to this Section 4 in connection with an underwritten offering by the Corporation shall, unless the Corporation otherwise assents, be conditioned upon such Holder's participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Corporation. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Corporation that either because of (a) the kind of securities that the Corporation, the Holders and any other persons or entities intend to include in such offering or (b) the size of the offering that the Corporation, the Holders and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Restricted Stock requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares of Restricted Stock to be registered and offered for the accounts of Holders shall be reduced pro rata on the basis of the number of securities requested by such Holders to be registered and offered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Corporation, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities) and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriters opinion, (x) the Restricted Stock to be included in such registration and offering shall be reduced as described in clause (i) above or
(y) if such actions would, in the reasonable judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Restricted Stock requested to be included would have on such offering, such Restricted Stock will be excluded entirely from such registration and offering. Any Restricted Stock excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Corporation, be transferred in a public distribution prior to the earlier of ninety (90) days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or ninety (90) days after the date the Holders of such Restricted Stock are notified of such exclusion.


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                                   Section III

                             Registration Procedures

      3.1 Whenever Holders of Restricted Stock have requested pursuant to
Section 2.1 that any Restricted Stock be registered, the Corporation shall, subject to the provisions of Section 4.3 hereof, use its reasonable best efforts to effect the registration and the sale or distribution of such Restricted Stock in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Corporation shall:

            (a) prepare and file with the Securities and Exchange Commission, a registration statement on any form for which the Corporation then qualifies and which counsel for the Corporation shall deem appropriate and which form shall be available for the sale or distribution of such Restricted Stock in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; provided that,
(i) before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to one counsel selected by the Holders of a majority of the shares of Restricted Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel and (ii) after the filing of the registration statement, the Corporation shall promptly notify each Selling Holder of Restricted Stock of any stop order issued or, to the knowledge of the Corporation, threatened by the Securities and Exchange Commission and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

            (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days or such shorter period as shall terminate when the distribution of all Restricted Stock covered by such registration statement shall have terminated (but not before the expiration of the ninety day (90) period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

            (c) as soon as reasonably practicable, furnish to each Selling Holder, prior to filing a registration statement, copies of such registration statement as proposed to be filed and thereafter furnish to such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration Statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Restricted Stock owned by such Selling Holder;


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            (d) use its best efforts to register or qualify such Restricted
Stock under such other securities or blue sky laws of such jurisdictions within the United States and Canada as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Restricted Stock owned by such Selling Holder; provided that the Corporation shall not be required to (i) qualify generally to do business or file a general consent to service of process in any jurisdiction or (ii) take any action that would subject itself to taxation in any such jurisdiction;

            (e) promptly notify each Selling Holder of such Restricted Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Corporation requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers or recipients of such Restricted Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment;

            (f) enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Corporation and a majority in interest of the Selling Holders;

            (g) make available for inspection by any Selling Holder, any underwriter participating in any sale or distribution pursuant to such registration statement and any attorney, accountant or other agent retained by any such Selling Holder or underwriter (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers and employees to supply all information reasonably requested for such purpose by any such Inspector in connection with such registration statement; provided that the Corporation shall have no obligation to permit such access to the Records or its officers or employees in a manner that would unreasonably disrupt the normal conduct of its business operations. Each such Selling Holder and Inspector that actually reviews Records supplied by the Corporation that include information that the Corporation identifies, in good faith, as being confidential or proprietary ("Confidential Information") shall be required at the Corporation's option, prior to any such review, to execute an agreement with the Corporation providing that such Inspector shall not publicly disclose any Confidential Information unless such disclosure is required by applicable law or legal process and shall not use such information for any purpose other than the limited purpose contemplated by this subsection
(g). Each such Selling Holder and Inspector shall be required further to agree that it shall, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information;

            (h) in the event such sale is pursuant to an underwritten offering, use its reasonable best efforts to obtain a comfort letter or letters from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests; and

            (i) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (including, at the option of the Corporation, pursuant to Rule 158 (or any successor provision) under the Securities Act).


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Upon receipt of any notice from the Corporation of the occurrence of any event of the kind described in subsection (e) hereof, such Selling Holder shall forthwith discontinue all offerings, sales and other dispositions of Restricted Stock pursuant to the registration statement covering such Restricted Stock until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) hereof. In the event the Corporation shall give any such notice, the Corporation shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in subsection (b) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (b) hereof to and including the first date on which each Selling Holder of Restricted Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) hereof. Each Selling Holder shall notify the Corporation if any event relating to such Selling Holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   Section IV

                           Conditions and Limitations.

      4.1 The Corporation's obligations under this Section 3 shall be subject to the Corporation having received the information and documents specified in
Section 5 hereof and each Selling Holder shall have observed or performed its other covenants contained in Sections 5 and 7 hereof.

      4.2 The Corporation's obligation under Section 4 hereof shall be subject to the limitations and conditions specified in such section, and to the condition that the Corporation may at any time terminate its proposal to register equity securities for its own account and discontinue its efforts to cause a registration statement to become or remain effective as to any and all shares of Restricted Stock that would otherwise have been eligible for inclusion in such registration.

                                    Section V

                Certain Covenants of Holders of Restricted Stock

      5.1 Notices and requests delivered to the Corporation by Holders for whom Restricted Stock is to be registered pursuant to this Agreement shall contain such information regarding the Restricted Stock to be so registered, the Holder and the intended method of disposition of such Restricted Stock as shall reasonably be required in connection with the actions contemplated to be taken pursuant to this Agreement. Any Holder whose Restricted Stock is included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be executed by it in order to cause such registration statement to became effective. Each Selling Holder covenants that, in disposing of such Holder's shares, such Holder will comply with Rules 10b-2, 10b-5, 10b-6 and 10b-7 (or any successor provisions) under the Exchange Act and all other requirements of applicable law.

                                   Section VI

                              Registration Expenses

      6.1 All Registration Expenses (as defined herein) will be borne by the Corporation. Underwriting discounts and commissions applicable to the sale of Restricted Stock shall be borne by the Holder of the Restricted Stock to which such discount or commission relates, and each Selling Holder shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by such Selling Holder and all other out-of-pocket expenses incurred by such Selling Holder in connection with any registration under this Agreement.


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      6.2 As used herein, the term Registration Expenses means all expenses incident to the Corporation's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, the fees and expenses incurred in connection with the listing or admission for quotation of the securities to be registered and any securities exchange or quotation system and fees and disbursements of counsel for the Corporation and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities act liability insurance (if the Corporation elects to obtain such insurance), the reasonable fees and expenses of any special expert retained by the Corporation in connection with such registration and the fees and expenses of other persons retained by the Corporation.

                                   Section VII

                          Indemnification; Contribution

      7.1 Indemnification by the Corporation. In connection with any offering of Restricted Stock pursuant to this Agreement, the Corporation shall indemnify and hold harmless each Selling Holder, its officers, directors and agents and each person, if any, who controls such Selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to Restricted Stock or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Corporation by such Selling Holder or on such Selling Holder's behalf expressly for use therein. In connection with any underwritten offering of Restricted Stock registered pursuant to this Agreement, the Corporation shall cause to be included in any underwriting agreement with the underwriters of such offering provisions indemnifying and providing for contribution to such underwriters and their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 7.1 indemnifying and providing for contribution to the Selling Holders.

      7.2 Indemnification by Holders of Restricted Stock. In connection with any offering of Restricted Stock pursuant to this Agreement, each Selling Holder, severally and not jointly, shall indemnify and hold harmless the Corporation, its officers, directors and agents and each person, if any, who controls the Corporation within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and, in accordance with industry practice, in the case of an offering of Restricted Stock pursuant to this Agreement, each underwriter of such Restricted Stock if requested by such underwriter, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, provided that (i) such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Corporation by such Selling Holder or on such Selling Holder's behalf expressly for use therein and (ii) no Selling Holder shall be liable for any indemnification under this Section 7.2 in an aggregate amount which exceeds the total net proceeds received by such Selling Holder from such offering. In connection with any underwritten offering of Restricted Stock registered pursuant to this Agreement, each Selling Holder shall cause to be included in any underwriting agreement with the underwriters of such offering provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section
7.2 indemnifying and providing for contribution to the Corporation.


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      7.3 Conduct of Indemnification Proceedings. If any action or proceeding
(including any governmental investigation) shall be brought or asserted against any indemnified party hereunder in respect of which indemnity may be sought from an indemnifying party hereunder, such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party, which firm shall be designated in writing by such indemnified party and reasonably satisfactory to the indemnifying party). The indemnifying party shall not be liable for any settlement of any such action or proceeding erected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

      7.4 Contribution. If the indemnification provided for in this Section 7 is unavailable to the Corporation or the Selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions or alleged statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. Notwithstanding the provisions of this Section 7.4, no Selling Holder shall be required to contribute an amount in excess of the amount by which the total price at which the Restricted Stock of such Selling Holder was offered to the public exceeds the amount of any fee which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.


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                                  Section VIII

                         Representations and Warranties

    The Corporation represents and warrants that:

      8.1 Existence and Rights. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Corporation has all requisite corporate power and authority, to carry on its business and to own and use the properties owned and used by it. True and correct copies of the Corporation's Articles of Incorporation and Bylaws, as amended to date, are available to Holder via the Securities and Exchange Website www.sec.gov. The Corporation is qualified to conduct business and is in good standing under the laws of each jurisdiction wherein the nature of its business or its ownership of property requires it to be so qualified, except where the failure to be so qualified, would not individually or in the aggregate, have a material adverse effect on the assets or business of the Corporation. The Corporation has no Subsidiaries.

      8.2 Corporate Authorization. The Corporation has all necessary power and authority to enter into this Agreement and has taken all action, specifically including, without limitation, all corporate action, necessary to execute, deliver and perform this Agreement. This Agreement has been duly authorized, executed and delivered by the Corporation and is a legally valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms.

      8.3 No Conflict. The execution, delivery and performance of this Agreement and of the related documents by the Corporation will not violate any provision of the Corporation's Articles of Incorporation or the Bylaws; or violate any law or rule or regulation of any administrative agency or governmental body; or any order, writ, injunction or decree of any court, arbiter, administrative agency or governmental authority having jurisdiction over the Corporation; or violate any indenture, mortgage, contract, will, agreement or other undertaking to which the Corporation is a party or is subject, or result in the creation or imposition of any lien or encumbrance on any of the properties of the Corporation under any of the foregoing.

                                   Section IX

                                  Miscellaneous

      9.1 Notices. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of deposit in the United States mails, as follows:

                  If to Beaber:

                                    Rex Julian Beaber, Esq.
                                    1925 Century Park East, Suite 500
                                    Los Angeles, CA 90067

                  Recom Managed Systems:

                                    Recom Managed Systems, Inc.
                                    Attn:   Marvin Fink
                                    4705 Laurel Canyon Blvd., Suite 203
                                    Studio City, CA 91607
                                    Facsimile:       818-432-4566



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                  With a copy to:

                                    Luan K. Phan, Esq.
                                    PAZ & PHAN, LLP.
                                    1801 Avenue of the Stars, Suite 825
                                    Los Angeles, CA 90067


Any party may require any other party to serve notices in accordance with this Section at a different address or directed to another person for receipt of notices, if such party so designates such other person or address in writing delivered to every other party in accordance with this Section 9, paragraph 9.1.

      9.2 Partial Invalidity. Each part of this Agreement is intended to be separate. If any term, covenant, condition or provision hereof is illegal or invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement and all such remaining parts hereto shall not be impaired or invalidated in any way, but shall be legal, valid and enforceable and have full force and effect as if the illegal, invalid, unenforceable part has not been included.

      9.3 Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the State's conflict of law principles. Any dispute between parties arising out of or related to this Agreement shall be submitted to binding arbitration administered by, and pursuant to the rules of, the American Arbitration Association ("AAA") in the County of Los Angeles, State of California, with the expenses of the arbitration to be shared equally by the parties, subject to the arbitrator's authority to apportion such expenses in favor of the prevailing party under applicable law. Judgment upon any AAA award may be entered in any court having jurisdiction and shall be final and not subject to appeal or collateral attack of any kind.

      9.4 Entire Agreement. This Agreement constitutes the entire understanding and Agreement of the parties hereto, and supersedes any and all prior understandings or other Agreements, either oral or in writing, if any, among such parties with respect to the subject matter hereof and contains all of the covenants and Agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no representations, inducements, or Agreements, oral or otherwise, have been made by such party, or anyone acting on behalf of such party, which are not embodied herein, and no other Agreement, statement or promise not contained in this Agreement shall be valid or binding. The parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and is executing the same for the purposes and consideration herein expressed.

      9.5 Waivers. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach by any other party of any representation, warranty, covenant or Agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or Agreement contained in this Agreement (or in any other Agreement between the parties) as to which there is no inaccuracy or breach.

      9.6 Tax Consultation. Each Party acknowledges that it has had the opportunity to and has consulted with their own separate independent accounting and tax advisors in connection with the accounting and tax treatment for the transactions contemplated hereby and the tax ramifications thereof. Each Party shall bear all risk in connection with the accounting and tax treatment of the transactions contemplated by this Agreement and no Party is relying on the other Party in connection with the same.


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      9.7 Variations in Pronouns. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

      9.8 Headings. The headings used in this Agreement are for administrative purposes only and do not constitute substantive matter to be considered in construing the terms and shall not affect the interpretation of this Agreement. All references herein to Sections, subsections, and clauses, shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. A reference to an article or section will mean an article or section in this Agreement, unless otherwise explicitly set forth. The titles and headings in this Agreement are for reference purposes only and will not in any manner limit the construction of this Agreement. For the purposes of such construction, this Agreement will be considered as a whole. The terms "including" and "include" as used in this Agreement will be deemed to include the phrase "without limitation."

      9.9 Attorney's Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, but only from the offending party, in addition to any other relief to which it may be entitled.

      9.10 Representation by Counsel. Each party acknowledges that it has had the opportunity to be represented by separate independent counsel in the negotiation of this Agreement, that any such respective attorneys were of its own choosing, that each authorized representative has read this Agreement and that he understands its meaning and legal consequences to each party. Each Party warrants and represents that he has consulted with his attorney of choice, or voluntarily chose not to do so, concerning the execution, the meaning and the import of this Agreement, and has read this Agreement and fully understands the terms hereof as signified by his signature below, and is executing the same of his own free will for the purposes and consideration herein expressed. Each Party warrants and represents that he has had sufficient time to consider whether to enter into this Agreement and that he is relying solely on his own judgment and the advice of his own counsel, if any, in deciding to execute this Agreement. Each Party warrants and represents that he has read this Agreement in its entirety and has consulted with his attorney, if any concerning the execution of this Agreement. If any or all Parties have chosen not to seek counsel, said party or parties hereby acknowledge that he or they refrained from seeking counsel entirely of his or their own volition and with full knowledge of the consequences of such a decision.

      9.11 Presumption Against Scrivener. Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

      9.12 Capacity. Each party represents and warrants that he has the authority to enter into this Agreement either on his own behalf or in an official capacity on behalf of a corporate party.

      9.13 Further Assurances. At any time and from time to time after the date hereof, at the request of any Party, and without further consideration, every other party will execute and deliver such other and further instruments and documents, and take such other action as the other Party may reasonably deem necessary, convenient or desirable in order to more effectively assist any Party in exercising all rights with respect thereto, and carrying out the business, duties, and obligations created by this Agreement.

      9.14 Amendments. This Agreement may not be modified, amended, superceded, cancelled, renewed or extended, except in writing, signed by the party or parties to be bound thereby or signed by their respective attorneys.

      9.15 Binding Effect and Assignment. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, Corporation, successors, agents, servants, employees, attorneys, and assigns. This Agreement and any rights hereunder are freely assignable by Investor to the extent that Investor has assigned or sold any Warrant or portion thereof. This Agreement shall inure to the benefit of and bind the Parties hereto and their respective legal representatives, successors, and permitted assigns.


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

- THIS AGREEMENT DRAFTED JOINTLY BY REX BEABER AND RECOM MANAGED SYSTEMS, INC. -


      9.16 Counterparts. This Agreement may be executed in several counterparts by one or more of the undersigned and all such counterparts so executed shall together be deemed and constitute one final Agreement, as if one document had been signed by all parties hereto; and each such counterpart shall be deemed an original, binding the parties subscribed hereto and multiple signature pages affixed to a single copy of this Agreement shall be deemed to be a fully executed original Agreement. Several counterparts consisting of multiple copies hereof each signed by less than all parties, but together signed by all parties shall constitute and be deemed a fully executed original Agreement.

      9.17 Corporate Authority. The Corporation represents and warrants to the Investor other that it has previously taken the necessary corporate action authorizing the execution of this Agreement and the undertakings to be accomplished hereunder by its officer recited below.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as evidenced by their respective signatures below, effective as of the date provided herein.


RECOM MANAGED SYSTEMS, INC.
A Delaware Corporation

By: /s/ Marvin H. Fink
   -------------------------------------
     MARVIN H. FINK
     Chief Executive Officer


By: /s/ Raul Silvestre
   -------------------------------------
     RAUL SILVESTRE
     General Counsel


By: /s/ Rex Juilian Beaber
   -------------------------------------
       REX JULIAN BEABER
       Individually



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